Exhibit 99.1

ZAIS Group Holdings, Inc. Reports Third Quarter 2016 Results

RED BANK, N.J., Nov. 4, 2016 /PRNewswire/ -- ZAIS Group Holdings, Inc. (NASDAQ: ZAIS) ("ZAIS"), today reported financial results for the three and nine months ended September 30, 2016. ZAIS conducts substantially all of its operations through ZAIS Group, LLC ("ZAIS Group"). ZAIS Group provides investment advisory and asset management services to private funds, separately managed accounts structured vehicles and, for the three and nine months ended September 30, 2016, to ZAIS Financial Corp., a publicly traded real estate investment trust (collectively, the "ZAIS Managed Entities"). References to the "Company" herein refer to ZAIS, together with its consolidated subsidiaries and affiliates. ZAIS today also announced that Nisha Motani has been named as its Acting Chief Financial Officer, effective as of December 1, 2016, replacing Donna Blank, who has tendered her resignation as Chief Financial Officer effective on November 30, 2016.

CONSOLIDATED GAAP RESULTS

The Company recorded GAAP net income for the three months ended September 30, 2016 of $1.6 million compared with a GAAP net loss of $(1.6) million for the three months ended September 30, 2015. The increase in net income of $3.2 million was driven primarily by a net increase of $4.1 million in net income from Consolidated Funds due to a Consolidated Fund, ZAIS Zephyr A-6, LP ("Zephyr A-6"), which launched in the fourth quarter of 2015 plus a decrease of $1.3 million of expenses primarily in general, administrative and other expenses offset by a decrease of $0.8 million in incentive and management fee income and a $1.5 million decrease in deferred tax assets due to the establishment of a full valuation allowance at December 31, 2015. The Company recorded a pre-tax GAAP net income for the three months ended September 30, 2016 of $1.6 million compared with a pre-tax GAAP net loss for the three months ended September 30, 2015 of $(3.1) million.

The consolidated financial statements include non-controlling interests of the members of ZAIS Group Parent, LLC ("ZGP") other than ZAIS (the "ZGP Founder Members") which represent Class A Units of ZGP held by the ZGP Founder Members. ZGP, a majority-owned consolidated subsidiary of ZAIS, is the sole member, and owns all of the equity, of ZAIS Group.

CONSOLIDATED NON-GAAP RESULTS

The Company recorded a net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended September 30, 2016 of $(0.3) million, or $(0.02) per diluted weighted average Class A common share outstanding, compared with a net loss (excluding Consolidated Funds of ZAIS Group) of $(1.6) million, or $(0.06) per diluted weighted average Class A common share outstanding for the three months ended September 30, 2015. The Company's earnings per share for all periods prior to the business combination ZAIS completed in March 2015 (the "Business Combination") were calculated on the basis of 7,000,000 shares of common stock with reference to the equity interests of the ZGP Founder Members.

The decrease in the Company's net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended September 30, 2016 was due to a decrease in expenses of $1.4 million primarily related to a decrease in professional fees and a $2.0 million increase in net gain (loss) on investments related to ZAIS's ownership in Zephyr A-6 which was launched in the fourth quarter of 2015 offset by a $0.6 million decrease in management and incentive fees and a $1.5 million decrease in deferred tax assets due to the establishment of a full valuation allowance at December 31, 2015.

For the three months ended September 30, 2016, the Company reported Adjusted EBITDA of $1.1 million, compared with negative Adjusted EBITDA of $(1.1) million for the three months ended September 30, 2015.

Please see the discussion of "Non-GAAP Financial Measures", including the definitions of net income (loss) (excluding Consolidating Funds of ZAIS Group) and Adjusted EBITDA, and reconciliations of such Non-GAAP financial measures to the respective GAAP net income (loss) and pre-tax GAAP net income (loss) measures for the periods discussed above at the end of this press release.

The Company's GAAP net income (loss) and non-GAAP measures of income (loss) may fluctuate materially depending upon the performance of ZAIS Managed Entities as well as other factors. Accordingly, the GAAP net income (loss) and non-GAAP measures of income (loss) in any particular period should not be expected to be indicative of future results.

LIQUIDITY & CAPITAL RESOURCES

As of September 30, 2016, the Company had cash and cash equivalents of $29.4 million and debt obligations of $1.3 million.

THIRD QUARTER 2016 SUPPLEMENTAL INFORMATION

The Company's Third Quarter 2016 Supplemental Information – September 30, 2016, is available on ZAIS's website at www.zaisgroupholdings.com. To access the information, go to the "ZAIS Shareholders" section of the website.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial information, including net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA (and per share measures). Net income (loss) (excluding Consolidated Funds of ZAIS Group) is a non-GAAP financial measure that the Company defines as GAAP net income (loss) excluding the consolidating effects of the Consolidated Funds of ZAIS Group. Adjusted EBITDA is a non-GAAP financial measure that the Company defines as GAAP net income (loss), excluding consolidating effects of Consolidated Funds of ZAIS Group, compensation expense related to a portion of net operating income of ZAIS Group payable to certain employees of ZAIS Group, compensation expense related to incentive income in the form of percentage interests being recorded before related incentive income is recognized, equity-based compensation, severance, taxes, interest expense, depreciation and amortization expenses, goodwill impairment, foreign currency and certain other non-cash and non-operating items.

The Company believes that providing investors with this non-GAAP financial information, in addition to the related GAAP measures, gives investors greater transparency to the information used by management in its financial and operational decision-making. However, because net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA are incomplete measures of the Company's financial performance and involve differences from net income (loss) computed in accordance with GAAP, they should be considered along with, but not as alternatives to, the Company's net income (loss) computed in accordance with GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of net income (loss) (excluding Consolidated Funds of ZAIS Group) and Adjusted EBITDA may not be comparable to other similarly-titled measures of other companies.

CHIEF FINANCIAL OFFICER

Commenting on the change in the chief financial officer position, Michael Szymanski, CEO and President of ZAIS, stated: "We thank Donna Blank for her contributions and for her service, including improving financial discipline and process, as CFO of both ZAIS and ZAIS Financial Corp., a publicly traded real estate investment trust for which we were the external manager. With the successful closing on October 31, 2016 of the merger of ZAIS Financial Corp. with a subsidiary of Sutherland Asset Management Corporation, Donna has made the decision to pursue other opportunities. We are pleased that Nisha Motani has agreed to step in as Acting Chief Financial Officer. Nisha joined ZAIS in 2003 and currently serves as Chief Accounting Officer, a position she will maintain while also serving as Acting Chief Financial Officer. She brings long standing experience with the company in financial reporting both for our investment funds and accounts and our public company."

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition
(Dollars in thousands)

	September 30, 2016	December 31, 2015
Assets
Cash and cash equivalents	$29,421	$44,351
Income and fees receivable	5,311	2,529
Investments, at fair value	—	8,169
Investments in affiliates, at fair value	5,174	5,242
Due from related parties	912	748
Prepaid expenses	1,445	776
Other assets	458	310
Fixed assets, net	340	544
Assets of Consolidated Funds
Cash and cash equivalents	—	33
Investments, at fair value	20,348	30,509
Receivable for securities sold	40,000	—
Dividend receivable	8,317	—
Total Assets	$111,726	$93,211

Liabilities and Equity
Liabilities
Notes payable	$1,261	$1,255
Compensation payable	5,672	3,575
Due to related parties	144	175
Fees payable	—	756
Other liabilities	973	1,546
Liabilities of Consolidated Funds
Payable for securities purchased	20,348	—
Other liabilities	76	101
Total Liabilities	28,474	7,408

Commitments and Contingencies

Equity
Preferred Stock, $0.0001 par value; 2,000,000 shares authorized; 0 shares issued and outstanding.	—	—
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 13,900,917 and 13,870,917 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively.	1	1
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively.	—	—
Additional paid-in capital	62,809	60,817
Retained earnings (Accumulated deficit)	(23,001)	(13,805)
Accumulated other comprehensive income (loss)	(16)	158
Total stockholders' equity, ZAIS Group Holdings, Inc.	39,793	47,171
Non-controlling interests in ZAIS Group Parent, LLC	19,948	23,716
Non-controlling interests in Consolidated Funds	23,511	14,916
Total Equity	83,252	85,803
Total Liabilities and Equity	$111,726	$93,211

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss) (Unaudited)
(Dollars in thousands)

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015 (1)	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015 (1)
Revenues
Management fee income	$3,654	$4,175	$10,794	$12,009
Incentive income	3,614	3,870	3,909	5,991
Other revenues	79	81	238	218
Total Revenues	7,347	8,126	14,941	18,218
Expenses
Compensation and benefits	6,908	6,488	23,914	20,418
General, administrative and other	2,963	4,370	9,123	13,470
Depreciation	79	445	206	654
Expenses of Consolidated Funds	16	—	64	—
Total Expenses	9,966	11,303	33,307	34,542
Other income (loss)
Net gain (loss) on investments	46	(11)	83	34
Other income (expense)	53	83	745	88
Net gains (losses) of Consolidated Funds' investments	4,115	—	7,808	—
Total Other Income (Loss)	4,214	72	8,636	122
Income (loss) before income taxes	1,595	(3,105)	(9,730)	(16,202)
Income tax (benefit) expense	(21)	(1,528)	(12)	(4,111)
Consolidated net income (loss), net of tax	1,616	(1,577)	(9,718)	(12,091)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	(61)	(160)	(262)	323
Total Comprehensive Income (Loss)	$1,555	$(1,737)	$(9,980)	$(11,768)
Allocation of Consolidated Net Income (Loss), net of tax
Non-controlling interests in Consolidated Funds	$1,902	$—	$3,688	$—
Stockholders' equity, ZAIS Group Holdings, Inc.	(286)	(568)	(9,196)	(4,337)
Non-controlling interests in ZAIS Group Parent, LLC	—	(1,009)	(4,210)	(7,754)
	$1,616	$(1,577)	$(9,718)	$(12,091)
Allocation of Total Comprehensive Income (Loss)
Non-controlling interests in Consolidated Funds	$1,902	$—	$3,688	$—
Stockholders' equity, ZAIS Group Holdings, Inc.	(326)	(674)	(9,370)	(4,122)
Non-controlling interests in ZAIS Group Parent, LLC	(21)	(1,063)	(4,298)	(7,646)
	$1,555	$(1,737)	$(9,980)	$(11,768)

Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Basic	$(0.02)	$(0.04)	$(0.66)	$(0.43)
Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. – Diluted	$(0.02)	$(0.06)	$(0.66)	$(0.54)

Weighted average shares of Class A common stock outstanding:
Basic	13,900,917	13,870,917	13,887,997	10,009,416	(3)
Diluted (2)	20,900,917	20,870,917	20,887,997	17,009,416	(3)

(1)

Subsequent to the filing of the 10-Q for the three months ended March 31, 2015, the Company elected to early adopt ASU 2015-02 with an effective date of January 1, 2015. As a result of this adoption, the majority of the ZAIS Managed Entities which were consolidated in the 10-Q for the three months ended March 31, 2015 were deconsolidated.  Additionally, subsequent to the filing of the June 30, 2015 and September 30, 2015 10-Q's, in December 2015 additional interpretations of ASU 2015-02 became available to the Company.   As a result of these new interpretations, the Company reviewed its previous conclusions and determined that additional entities should be deconsolidated.  There was no impact on the income (loss) allocated to ZAIS Group Holdings, Inc. Stockholders Equity as a result of this adoption. The September 30, 2015 figures above reflect the consolidated results of the Company for the three and nine months ended September 30, 2015, subsequent to the adoption of ASU 2015-02.

(2)

Number of diluted shares outstanding for periods after the Business Combination takes into account non-controlling interests in ZAIS Group Parent, LLC that may be exchanged for Class A common stock under certain circumstances.

(3)	Pro-rated based on the portion of the period preceding and following the Business Combination.

The following supplemental financial information illustrates the consolidating effects of the Consolidated Funds on the Company's financial position at September 30, 2016 and December 31, 2015, and results of operations for the three and nine months ended September 30, 2016 and September 30, 2015. Subsequent to the filing of the 10-Q for the three months ended March 31, 2015, the Company elected to early adopt ASU 2015-02 with an effective date of January 1, 2015. As a result of this adoption, the majority of the ZAIS Managed Entities which were consolidated in the 10-Q for the three months ended March 31, 2015 were deconsolidated. Additionally, subsequent to the filing of the June 30, 2015 and September 30, 2015 10-Q's, in December 2015 additional interpretations of ASU 2015-02 became available to the Company. As a result of these new interpretations, the Company reviewed its previous conclusions and determined that additional entities should be deconsolidated. There was no impact on the income (loss) allocated to ZAIS Group Holdings, Inc. Stockholders Equity as a result of this adoption. The September 30, 2015 figures below reflect the consolidated results of the Company for the three and nine months ended September 30, 2015, subsequent to the adoption of ASU 2015-02 and the December 31, 2015 figures below reflect the consolidated results of the Company as of December 31, 2015, subsequent to the adoption of ASU 2015-02:

	September 30, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$29,421	$—	$—	$29,421
Income and fees receivable	5,529	—	(218)	5,311
Investments in affiliates, at fair value	29,645	—	(24,471)	5,174
Due from related parties	953	—	(41)	912
Prepaid expenses	1,445	—	—	1,445
Other assets	458	—	—	458
Fixed assets, net	340	—	—	340
Assets of Consolidated Funds
Investments, at fair value	—	20,348	—	20,348
Receivable for securities sold	—	40,000	—	40,000
Dividend receivable	—	8,317	—	8,317
Total Assets	$67,791	$68,665	$(24,730)	$111,726
Liabilities and Equity
Liabilities
Notes payable	$1,261	$—	$—	$1,261
Compensation payable	5,672	—	—	5,672
Due to related parties	144	—	—	144
Other liabilities	973	—	—	973
Liabilities of Consolidated Funds
Payable for securities purchased	—	20,348	—	20,348
Other liabilities	—	336	(260)	76
Total Liabilities	8,050	20,684	(260)	28,474

Commitments and Contingencies (Note 12)

Equity
Preferred Stock	—	—	—	—
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	62,809	—	—	62,809
Retained earnings (Accumulated deficit)	(23,001)	—	—	(23,001)
Accumulated other comprehensive income (loss)	(16)	—	—	(16)
Total stockholders' equity, ZAIS Group Holdings, Inc.	39,793	—	—	39,793
Non-controlling interests in ZAIS Group Parent, LLC	19,948	—	—	19,948
Non-controlling interests in Consolidated Funds	—	47,981	(24,470)	23,511
Total Equity	59,741	47,981	(24,470)	83,252
Total Liabilities and Equity	$67,791	$68,665	$(24,730)	$111,726

	December 31, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$44,351	$—	$—	$44,351
Income and fees receivable	2,529	—	—	2,529
Investments, at fair value	8,169	—	—	8,169
Investments in affiliates, at fair value	20,767	—	(15,525)	5,242
Due from related parties	748	—	—	748
Prepaid expenses	776	—	—	776
Other assets	310	—	—	310
Fixed assets, net	544	—	—	544
Assets of Consolidated Funds
Cash and cash equivalents	—	33	—	33
Investments, at fair value	—	30,509	—	30,509
Total Assets	$78,194	$30,542	$(15,525)	$93,211
Liabilities and Equity
Liabilities
Notes payable	$1,255	$—	$—	$1,255
Compensation payable	3,575	—	—	3,575
Due to related parties	175	—	—	175
Fees payable	756	—	—	756
Other liabilities	1,546	—	—	1,546
Liabilities of Consolidated Funds
Other liabilities	—	101	—	101
Total Liabilities	7,307	101	—	7,408

Commitments and Contingencies (Note 12)

Equity
Preferred Stock	—	—	—	—
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	60,817	—	—	60,817
Retained earnings (Accumulated deficit)	(13,805)	—	—	(13,805)
Accumulated other comprehensive income (loss)	158	—	—	158
Total stockholders' equity, ZAIS Group Holdings, Inc.	47,171	—	—	47,171
Non-controlling interests in ZAIS Group Parent, LLC	23,716	—	—	23,716
Non-controlling interests in Consolidated Funds	—	30,441	(15,525)	14,916
Total Equity	70,887	30,441	(15,525)	85,803
Total Liabilities and Equity	$78,194	$30,542	$(15,525)	$93,211

	Three Months Ended September 30, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Revenues
Management fee income	$3,872	$—	$(218)	$3,654
Incentive income	3,614	—	—	3,614
Other revenues	79	—	—	79
Total Revenues	7,565	—	(218)	7,347
Expenses
Compensation and benefits	6,908	—	—	6,908
General, administrative and other	2,963	—	—	2,963
Depreciation	79	—	—	79
Expenses of Consolidated Funds	—	234	(218)	16
Total Expenses	9,950	234	(218)	9,966
Other Income (loss)
Net gain (loss) on investments	2,025	—	(1,979)	46
Other income (expense)	53	—	—	53
Net gains (losses) of Consolidated Funds' investments	—	4,115	—	4,115
Total Other Income (Loss)	2,078	4,115	(1,979)	4,214
Income (loss) before income taxes	(307)	3,881	(1,979)	1,595
Income tax (benefit) expense	(21)	—	—	(21)
Consolidated net income (loss), net of tax	(286)	3,881	(1,979)	1,616
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(61)	—	—	(61)
Total Comprehensive Income (Loss)	$(347)	$3,881	$(1,979)	$1,555

	Three Months Ended September 30, 2015
	ZAIS	ConsolidatedFunds	Eliminations	Consolidated
	( Dollars in thousands )
Revenues
Management fee income	$4,175	$—	$—	$4,175
Incentive income	3,870	—	—	3,870
Other revenues	81	—	—	81
Total Revenues	8,126	—	—	8,126
Expenses
Compensation and benefits	6,488	—	—	6,488
General, administrative and other	4,370	—	—	4,370
Depreciation	445	—	—	445
Total Expenses	11,303	—	—	11,303
Other Income (loss)
Net gain (loss) on investments	(11)	—	—	(11)
Other income (expense)	83	—	—	83
Total Other Income (Loss)	72	—	—	72
Income (loss) before income taxes	(3,105)	—	—	(3,105)
Income tax (benefit) expense	(1,528)	—	—	(1,528)
Consolidated net income (loss), net of tax	(1,577)	—	—	(1,577)
Other Comprehensive Income (Loss), net of tax		—	—
Foreign currency translation adjustment	(160)	—	—	(160)
Total Comprehensive Income (Loss)	$(1,737)	$—	$—	$(1,737)

	Nine Months Ended September 30, 2016
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Revenues
Management fee income	$11,012	$—	$(218)	$10,794
Incentive income	3,909	—	—	3,909
Other revenues	238	—	—	238
Total Revenues	15,159	—	(218)	14,941
Expenses
Compensation and benefits	23,914	—	—	23,914
General, administrative and other	9,123	—	—	9,123
Depreciation	206	—	—	206
Expenses of Consolidated Funds	—	282	(218)	64
Total Expenses	33,243	282	(218)	33,307
Other Income (loss)
Net gain (loss) on investments	3,921	—	(3,838)	83
Other income (expense)	745	—	—	745
Net gains (losses) of Consolidated Funds' investments	—	7,808	—	7,808
Total Other Income (Loss)	4,666	7,808	(3,838)	8,636
Income (loss) before income taxes	(13,418)	7,526	(3,838)	(9,730)
Income tax (benefit) expense	(12)	—	—	(12)
Consolidated net income (loss), net of tax	(13,406)	7,526	(3,838)	(9,718)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	(262)	—	—	(262)
Total Comprehensive Income (Loss)	$(13,668)	$7,526	$(3,838)	$(9,980)

	Nine Months Ended September 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Revenues
Management fee income	$12,009	$—	$—	$12,009
Incentive income	5,991	—	—	5,991
Other revenues	218	—	—	218
Total Revenues	18,218	—	—	18,218
Expenses
Compensation and benefits	20,418	—	—	20,418
General, administrative and other	13,470	—	—	13,470
Depreciation	654	—	—	654
Total Expenses	34,542	—	—	34,542
Other Income (loss)
Net gain (loss) on investments	34	—	—	34
Other income (expense)	88	—	—	88
Total Other Income (Loss)	122	—	—	122
Income (loss) before income taxes	(16,202)	—	—	(16,202)
Income tax (benefit) expense	(4,111)	—	—	(4,111)
Consolidated net income (loss), net of tax	(12,091)	—	—	(12,091)
Other Comprehensive Income (Loss), net of tax
Foreign currency translation adjustment	323	—	—	323
Total Comprehensive Income (Loss)	$(11,768)	$—	$—	$(11,768)

The following tables present the reconciliation of the Company's GAAP net income (loss) to its non-GAAP financial measure of net income (loss) (excluding Consolidated Funds of ZAIS Group) for the periods presented in this Earnings Release.

	Three Months Ended September 30,
	2016	2015
	(dollars in thousands)
Consolidated net income, net of tax (GAAP Net Income)	$1,616	$(1,577)
Add back: Elimination of Management fee income	218	—
Add back: Elimination of Net gain (loss) on investments	1,979	—
Add back: Expenses of Consolidated Funds	16	—
Net (gain) loss on Consolidated Funds' investments	(4,115)	—
Net income (loss) (excluding Consolidated Funds of ZAIS Group) – Non-GAAP	$(286)	$(1,577)

	Nine Months Ended September 30,
	2016	2015
	(dollars in thousands)
Consolidated net income, net of tax (GAAP Net Income)	$(9,718)	$(12,091)
Add back: Elimination of Management fee income	218	—
Add back: Elimination of net gain (loss) on investments	3,838	—
Add back: Expenses of Consolidated Funds	64	—
Net (gain) loss on Consolidated Funds' investments	(7,808)	—
Net income (loss) (excluding Consolidated Funds of ZAIS Group) – Non-GAAP	$(13,406)	$(12,091)

The following tables present the reconciliations of the Company's GAAP pre-tax consolidated net income (loss) to its non-GAAP financial measure of Adjusted EBITDA for the periods presented in this Earnings Release.

	Three Months Ended September 30,
	2016	2015
	(dollars in thousands)
Adjusted EBITDA - Non GAAP
Pre-tax Consolidated Net Income (loss) (GAAP pre-tax net income (loss))	$1,595	$(3,105)
Add back: Elimination of Management fee income	218	—
Add back: Elimination of Net gain (loss) on investments	1,979	—
Add back: Expenses of Consolidated Funds	16	—
Net (gain) loss on Consolidated Funds' investments	(4,115)	—
Add back: Compensation attributable to equity compensation	1,269	1,410
Add back: Severance costs	27	113
Add back: Depreciation	79	445
Adjusted EBITDA – Non-GAAP	$1,068	$(1,137)

	Nine Months Ended September 30,
	2016	2015
	(dollars in thousands)
Adjusted EBITDA - Non GAAP
Pre-tax Consolidated Net Income (loss) (GAAP pre-tax net income (loss))	$(9,730)	$(16,202)
Add back: Elimination of Management fee income	218	—
Add back: Elimination of Net gain (loss) on investments	3,838	—
Add back: Expenses of Consolidated Funds	64	—
Net (gain) loss on Consolidated Funds' investments	(7,808)	—
Add back: Compensation attributable to equity compensation	2,951	3,288
Add back: Severance costs	789	1,087
Add back: Depreciation	206	654
Adjusted EBITDA – Non-GAAP	$(9,472)	$(11,173)

ABOUT ZAIS GROUP HOLDINGS, INC.
ZAIS (NASDAQ: ZAIS) owns a majority interest in, and is the managing member of, ZGP. ZGP is the sole member of ZAIS Group, an investment advisory and asset management firm focused on specialized credit strategies with approximately $3.844 billion of assets under management as of September 30, 2016. Based in Red Bank, New Jersey with operations in London, ZAIS Group employs professionals across investment management, client relations, information technology, analytics, finance, law, compliance, risk management and operations. To learn more, visit www.zaisgroupholdings.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the inability of the Company to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its management and key employees; the ability to rationalize our expense structure and specifically to exit the residential whole loan related businesses in an orderly fashion, or at all; the outcome of any legal proceedings that may be instituted against the Company or others; the inability to continue to be listed on the NASDAQ Stock Market; operational expenses and costs related to being a public company; changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; the relative and absolute investment performance of advised or sponsored investment products; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; conditions in the market for mortgage-related investments; the impact of capital improvement projects; the impact of future acquisitions or divestitures; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; the ability to attract and retain highly talented professionals; the impact of changes to tax legislation and, generally, the tax position of the Company; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's Annual Report on Form 10-K filed on March 10, 2016, Form 10-K/A filed with the SEC on April 29, 2016 and other reports filed by the Company with the Securities and Exchange Commission (the "SEC"), copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

CONTACT: ZAIS Investor Relations, 732-450-7440